SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 16, 2001
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Issuer in Respect of SATURNS Trust No. 2001-6)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of organization)
333-64879 (Commission File No.)
13-4026700 (I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
212-761-2520

(Former name or former address, if changed since
last report.)

ITEM 5. OTHER EVENTS

This current report on Form 8-K relates to the quarterly
distribution reported to holders of SATURNS Trust No. 2001-6, which was made on October 1, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99.1 Quarterly distribution report pursuant to
the Trust Agreement for distribution on
October 1, 2001.

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused
this report to be signed on behalf of the Registrant
by the undersigned there unto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION,
IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF MSDW Structured
Asset Corp., Registrant

By:

/s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

October 1, 2001

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKINGS (SATURNS)
			STATEMENT DATE:	10/01/2001
			BANK OF AMERICA DEBENTURE-BACKED		PAYMENT DATE:	10/01/2001

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2001-6
			PRIOR PAYMENT:	N/A
			NEXT PAYMENT:	12/31/2001
					RECORD DATE:	09/15/2001

ABN AMRO ACCT: 67-8822-20-6
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	BRIAN AMES (312) 904-7807			JAMES MACMILLAN (714) 282-3980 (225)
	BRIAN.AMES@ABNAMRO.COM			JMACMILLAN@LNBABS.COM

PAGE(S)
ISSUE ID:	SAT00106			CLOSING DATE:	7/16/2001
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	10/1/2001
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4
	SAT00106_200109_3.ZIP	OTHER RELATED INFORMATION - SAT00101	PAGE 5
		RATING INFORMATION	PAGE 6

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S CORPORATION

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

09/28/2001 - 10:53 (G309) 2001 LASALLE BANK N.A.					PAGE 1 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKINGS (SATURNS)

		BANK OF AMERICA DEBENTURE-BACKED							STATEMENT DATE:	10/01/2001

		SERIES 2001-6							PAYMENT DATE:	10/01/2001

WAC:		17.883333%							PRIOR PAYMENT:	N/A
									NEXT PAYMENT:	12/31/2001
WAMM:		303
									RECORD DATE:	09/15/2001
		GRANTOR TRUST
		ABN AMRO ACCT: 67-8822-20-6

		ORIGINAL	OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)	BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP		PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
UNIT		63,370,000.00	63,370,000.00	0.00	0.00	0.00	63,370,000.00	944,389.03	0.00	7.25000000%
80409R109			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	14.902777813	0.000000000	FIXED

	TOTAL	63,370,000.00	63,370,000.00	0.00	0.00	0.00	63,370,000.00	944,389.03	0.00

							TOTAL P&I PAYMENT	944,389.03

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
09/28/2001 - 10:53 (G309) 2001 LASALLE BANK N.A.									PAGE 2 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKINGS (SATURNS)
BANK OF AMERICA DEBENTURE-BACKED	STATEMENT DATE:	10/01/2001
SERIES 2001-6	PAYMENT DATE:	10/01/2001
PRIOR PAYMENT:	N/A
NEXT PAYMENT:	12/31/2001
RECORD DATE:	09/15/2001
ABN AMRO ACCT: 67-8822-20-6
CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	SERVICING FEE SUMMARY	PRINCIPAL SUMMARY
CURRENT SCHEDULED INTEREST	944,389.03	CURRENT SERVICING FEES	0.00	SCHEDULED:
LESS DEFERRED INTEREST	0.00	PLUS FEES ADVANCED FOR PPIS	0.00	CURRENT SCHEDULED PRINCIPAL	0.00
PLUS ADVANCE INTEREST	0.00	LESS REDUCTION FOR PPIS	0.00	ADVANCED SCHEDULED PRINCIPAL	0.00
PLUS UNSCHEDULED INTEREST	0.00	PLUS DELINQUENT SERVICING FEES	0.00	SCHEDULED PRINCIPAL DISTRIBUTION	0.00
PPIS REDUCING SCHEDULED INTEREST	0.00	TOTAL SERVICING FEES	0.00	UNSCHEDULED:
LESS TOTAL FEES PAID TO SERVICER	0.00	CURTAILMENTS	0.00
PLUS FEES ADVANCED FOR PPIS	0.00	PREPAYMENTS IN FULL	0.00
LESS FEE STRIPS PAID BY SERVICER	0.00	PPIS SUMMARY	LIQUIDATION PROCEEDS	0.00
LESS MISC. FEES & EXPENSES	0.00	GROSS PPIS	0.00	REPURCHASE PROCEEDS	0.00
LESS NON RECOVERABLE ADVANCES	0.00	REDUCED BY PPIE	0.00	OTHER PRINCIPAL PROCEEDS	0.00
INTEREST DUE TRUST	944,389.03	REDUCED BY SHORTFALLS IN FEES	0.00	UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00
LESS TRUSTEE FEE	0.00	REDUCED BY OTHER AMOUNTS	0.00	REMITTANCE PRINCIPAL	0.00
LESS FEE STRIPS PAID BY TRUST	0.00	NET PPIS	0.00
LESS MISC. FEES PAID BY TRUST	0.00	PPIS REDUCING SERVICING FEE	0.00	SERVICER WIRE AMOUNT	944,389.03
LESS INTEREST RESERVE WITHHOLDING	0.00	PPIS ALLOCATED TO CERTIFICATES	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00
REMITTANCE INTEREST	944,389.03	POOL BALANCE SUMMARY
BALANCE/AMOUNT	COUNT
BEGINNING POOL	63,370,000.00	1
SCHEDULED PRINCIPAL DISTRIBUTION	0.00
UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00	0
DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0
REPURCHASES	0.00	0
ENDING POOL	63,370,000.00	1
ADVANCES
PRIOR OUTSTANDING	CURRENT PERIOD	RECOVERED	ENDING OUTSTANDING
PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
MADE BY:	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

09/28/2001 - 10:53 (G309) 2001 LASALLE BANK N.A.	PAGE 3 OF 6

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKINGS (SATURNS)

BANK OF AMERICA DEBENTURE-BACKED	STATEMENT DATE:	10/01/2001
PAYMENT DATE:	10/01/2001
SERIES 2001-6
PRIOR PAYMENT:	N/A
NEXT PAYMENT:	12/31/2001
RECORD DATE:	09/15/2001

ABN AMRO ACCT: 67-8822-20-6
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED	ADD.
DEFERRED &

PRIOR	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	TRUST	ACCRETION	INTEREST	INT. SHORT-	MENT	INTEREST	CERTIFICATE	PAYMENT	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	EXPENSE (1)	INTEREST	LOSSES	FALLS DUE	PENALTIES	PROCEEDS (2)
INTEREST

AMOUNT	SHORTFALLS	ORIGINAL	CURRENT(3)

UNIT	30/360	74	7.250000000%	944,389.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00	944,389.03	944,389.03	0.00	NA	NA
944,389.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00	944,389.03	944,389.03	0.00

(1) ADDITIONAL TRUST EXPENSES ARE FEES ALLOCATED DIRECTLY TO THE BOND RESULTING IN A DEDUCTION TO ACCRUED INTEREST.
(2) OTHER INTEREST PROCEEDS INCLUDE DEFAULT INTEREST, PPIE, INTEREST DUE ON OUTSTANDING LOSSES, INTEREST DUE ON OUTSTANDING SHORTFALLS AND RECOVERIES OF INTEREST.
(3) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 6
09/28/2001 - 10:53 (G309) 2001 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKINGS (SATURNS)
BANK OF AMERICA DEBENTURE-BACKED				STATEMENT DATE:		10/01/2001
	SERIES 2001-6					PAYMENT DATE:	10/01/2001
						PRIOR PAYMENT:	N/A
						NEXT PAYMENT:	12/31/2001
						RECORD DATE:	09/15/2001
ABN AMRO ACCT: 67-8822-20-6
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECIPIENTS	SWAP AMOUNT RECEIVED		NEXT SWAP RATE

		LASALLE BANK N.A.	948,312.00	0.00%

09/28/2001 - 10:53 (G309) 2001 LASALLE BANK N.A.						PAGE 5 OF 6

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKINGS (SATURNS)
		BANK OF AMERICA DEBENTURE-BACKED						STATEMENT DATE:	10/01/2001
					SERIES 2001-6					PAYMENT DATE:	10/01/2001
										PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	12/31/2001
										RECORD DATE:	09/15/2001
ABN AMRO ACCT: 67-8822-20-6
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			UNIT	80409R109	NR	AA2	A-

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		09/28/2001 - 10:53 (G309) 2001 LASALLE BANK N.A.								PAGE 6 OF 6